FMC Corporation
Deutsche Bank SMID Cap Conference
Naples, FL
February 11, 2009
William G. Walter
Chairman, President and CEO
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Exhibit 99.1

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.
Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
LTM ending December 31, 2008 ($ millions)
FMC CORPORATION
Revenue:             $3,115
EBITDA:                   $664
Margin*:               21.3%
INDUSTRIAL
CHEMICALS
Revenue: $1,297
EBITDA: $269
Margin*: 20.7%
AGRICULTURAL
PRODUCTS
Revenue:             $1,059
EBITDA: $258
Margin*: 24.4%
SPECIALTY
CHEMICALS
Revenue: $764
EBITDA: $185
Margin*: 24.2%
*
EBITDA margin
Leading Market Positions
Diverse End Markets - Low Correlation to Economic Cycles
Diversified and Integrated Cost Structure
Limited Dependence on Petrochemical Feedstocks

Realizing the inherent operating leverage within FMC
•
Sustaining earnings growth > 10% per year
(1)
Focusing the portfolio on higher growth businesses
•
Managing Specialty Chemicals and Agricultural Products for growth
•
Managing Industrial Chemicals for cash
Maintaining financial strength and flexibility
•
Solid balance sheet, conservative liquidity profile, strong cash flow
•
Investing in higher growth businesses
•
Pursuing external growth opportunities
•
Returning cash to shareholders – dividend and share repurchase
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
Strategic Focus:
•
Selected products, crops and regions
•
Shifting to significantly shorter innovation cycle
•
Reducing global supply chain and overhead costs

Specialty Chemicals
BioPolymers – pharmaceutical and food ingredients
Lithium focus on specialties – pharmaceuticals and energy storage
Strategic Focus:
•
Growing core market segments
•
Commercializing new technology platforms
•
Pursuing financially attractive bolt-on acquisitions

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Low cost, proprietary production technologies
Strategic Focus:
•
Managing for cash generation
•
Continued top line growth driven primarily by higher selling prices
•
Aggressive cost management

FMC in Summary
Great businesses, each with EBITDA  >$185 million
Sustained double-digit earnings growth (1)
•
Diverse end-markets, low correlation to economic cycles
•
Diversified and integrated cost structure
•
Products aligned with global secular growth trends
Strategic and financial flexibility
•
Solid balance sheet
•
Conservative liquidity profile
•
Strong cash flow
Disciplined approach to unlocking value
(1)
Earnings before restructuring and other income and charges

FMC Corporation
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FMC Corporation Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP ******************************* **************************** **** **** **** **** **** **** **** **** ****

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is
the sum of Income (loss) from continuing operations before income taxes and Depreciation and
Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-
tax Interest expense divided by the sum of Short-term
debt,
Current portion
of long-term
debt,
Long-term debt and Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and
Amortization for that
segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue for that
segment.

Reconciliation of LTM 12/31/2008 consolidated income from continuing operations before income taxes (a GAAP measure) to LTM 12/31/2008 EBITDA (a Non-GAAP measure)
EBITDA Reconciliation: LTM 12/31/2008
(Unaudited, in $ millions)
LTM 12/31/2008
Income (loss) from continuing operations before income
taxes $454.9
Restructuring and other charges/(income), net   53.3
Interest expense, net 31.9
Depreciation and amortization 124.2
EBITDA (Non-GAAP) $664.3

Reconciliation of LTM 12/31/2008 segment operating profit (a GAAP measure) to LTM
12/31/2008 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Segment EBITDA Reconciliation: LTM 12/31/2008
Segment Industrial Specialty Agricultural
Chemicals Chemicals Products
LTM 12/31/2008 segment operating profit
(GAAP) $201.4 $152.0 $245.2
Add:
Depreciation and Amortization 67.6 32.9 12.4
LTM 12/31/2008 EBITDA (Non-GAAP) $269.0 $184.9 $257.6

FMC Corporation
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